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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 25, 2005

                          CROWLEY MARITIME CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                     000-49717               94-3148464
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


      155 GRAND AVENUE, OAKLAND, CALIFORNIA            94612
    (Address of principal executive offices)        (Zip Code)

                                 (510) 251-7500
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01. REGULATION FD DISCLOSURE

           On August 25, 2005, the Superior Court For The State of Alaska, Second Judicial District at Nome, ordered the approval of a Consent Decree with the State of Alaska which settles a lawsuit filed on July 20, 2004 by the Alaska Attorney General against the registrant based upon its pending (and previously disclosed) acquisition of certain assets located in Western Alaska after the Court: (a) concluded that the Consent Decree is within the reaches of the public interest; and (b) found no significant factors which suggest that the Court should not defer to the government's decision to settle on the terms of the Consent Decree. As a result of the order by the Court, the registrant believes that it will be able to conclude the acquisition during the next 40 to 60 days.

           The information in this Item 7.01 is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SAFE HARBOR STATEMENT UNDER THE PRIVATE LITIGATION SECURITIES LITIGATION REFORM ACT OF 1995:

           Certain statements in this report on Form 8-K constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words or phrases "can be," "expects," "may affect," "anticipates," "may depend," "believes," "estimates," "plans," "projects" and similar words and phrases are intended to identify such forward-looking statements. These forward-looking statements are subject to various known and unknown risks and uncertainties and the Company cautions that any forward-looking information provided by or on behalf of the Company is not a guarantee of future results, performance or achievements. Actual results could differ materially from those anticipated in these forward-looking statements due to a number of factors, some of which are beyond the Company's control.

           In addition to those risks discussed in public filings, press releases and statements by the Company's management, factors that may cause the Company's actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied in such forward looking statements include: (i) changes in worldwide demand for chemicals, petroleum products and other cargo shipped by the Company's customers; (ii) the cyclical nature of the shipping markets in which the Company's Liner Services segment operates; (iii) changes in domestic and foreign economic, political, military and market conditions; (iv) the effect of, and the costs of complying with, federal, state and foreign laws and regulations; (v) the impact of recent and future acquisitions and joint ventures by the Company on its business and financial
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condition; (vi) fluctuations in fuel prices; (vii) the Company's ongoing need to be timely in replacing or rebuilding certain of its tankers and barges currently used to carry petroleum products; (viii) competition for the Company's services in the various markets in which it operates; (ix) risks affecting the Company's ability to operate its vessels or carry out scheduled voyages, such as catastrophic marine disaster, adverse weather and sea conditions, and oil, chemical and other hazardous substance spills; (x) the effect of pending asbestos or other toxic tort related litigation and related investigations and proceedings; (xi) the state of relations between the Company and its unionized work force as well as the effects of possible strikes or other related job actions; (xii) risks associated with the construction of articulated tug-barge units; (xiii) risks associated with the Company's foreign operations; and (xiv) the occurrence of a material adverse change which may make it impossible to acquire from Northland Fuel LLC and Yukon Fuel Company their marine and land-based refined petroleum products distribution business conducted by them in Western Alaska.

All such forward-looking statements are current only as of the date on which such statements were made. The Company does not undertake any obligation to update publicly any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CROWLEY MARITIME CORPORATION

August 26, 2005                  By:    /s/ John C. Calvin
                                        ---------------------------------------
                                        John C. Calvin
                                        Senior Vice President and Controller